                                                                    Exhibit 10.7

                               FOURTH ADDENDUM TO
            FOURTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

     THIS FOURTH ADDENDUM (this "Addendum") dated as of September 29, 2000, to the Fourth Amended and Restated Investors' Rights Agreement dated as of May 18, 1999 as amended (the "Rights Agreement"), by and among drugstore.com, inc., a Delaware corporation (the "Company") and the parties listed on Exhibit A hereto, hereby amends the number of demand registration rights available under the Rights Agreement. Three prior addenda to the Rights Agreement dated as of June 17, 1999, July 26, 1999 and January 24, 2000 remain in full force and effect.

                                    RECITALS
                                    --------

     A. The Company has agreed to allow three instead of the currently allowed two demand registrations under Section 1.2 of the Rights Agreement in exchange for the agreement by certain of the holders of the registrable securities of the Company to waive their right to register their shares of Common Stock on the registration statement on Form S-3 filed by the Company with the Securities and Exchange Commission on September 6, 2000 (the "Resale Shelf") pursuant to the Company's agreement to register the 8,101,264 shares of common stock and 4,593,989 shares of common stock issuable upon conversion of the Series 1 Preferred Stock, issued in the private placement that closed on August 4, 2000.

     B. Pursuant to Section 5.2 of the Rights Agreement, this Addendum is being executed by the Company and the holders of at least two-thirds (2/3) of the Registrable Securities presently outstanding, thereby permitting the Rights Agreement to be amended hereby.

     C. Capitalized terms used herein and not defined shall have the meanings given to them in the Rights Agreement.

                                   AGREEMENT
                                   ---------

     1. This Addendum shall become effective immediately upon the receipt of the required two-thirds (2/3) consent. Upon such effectiveness:

          (a) all references in any document to the Rights Agreement shall be deemed to be references to the Rights Agreement as modified by this Addendum; and

          (b) except as specifically modified hereby, the Rights Agreement shall continue in full force and effect in accordance with the provisions thereof.

     2. Subsection 1.2(d) of the Rights Agreement is hereby amended by deleting the number "two (2)" appearing in clause (i) thereof and inserting, in lieu thereof "three (3)".
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                                       2

     3. This Addendum, which shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of laws, may be executed in counterparts.

                            [Signature Page Follows]
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                                       3

     The parties have executed this Fourth Addendum to the Fourth Amended and Restated Investors' Rights Agreement as of the date first above written.

COMPANY:                              INVESTORS:

DRUGSTORE.COM, INC.,                  RITE AID CORPORATION,

By: /s/ Peter M. Neupert              By:  /s/ Elliot S. Gerson
   -------------------------             -------------------------
   Peter M. Neupert                      Name: Elliot S. Gerson
   President                             Title: Sr. Exec. V.P.

   Address:                              Address:
   13920 SE Eastgate Way                 30 Hunter Lane
   Suite 300                             Camp Hill, PA 17011
   Bellevue, WA 98005


                                      GENERAL NUTRITION COMPANIES, INC.

                                      By: /s/ Dave Heilman
                                         -------------------------
                                         Name: Dave Heilman
                                         Title: Vice President

                                         Address:
                                         300 6th Avenue
                                         Pittsburgh, PA 17011


                                      VULCAN VENTURES INCORPORATED,

                                      By:  /s/ William D. Savoy
                                         -------------------------
                                         Name: William D. Savoy
                                         Title: President

                                         Address:
                                         110 110th Avenue NE, Suite 550
                                         Bellevue, WA 98004
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                                       4

                                         KLEINER PERKINS CAUFIELD & BYERS VIII,
                                         L.P.,

                                         By: KPCB VIII Associates, L.P., its
                                             General Partner

                                         By:   /s/ Brook H. Byers
                                            -------------------------
                                            Name: Brook H. Byers
                                            a General Partner

                                            Address:
                                            2750 Sand Hill Road
                                            Menlo Park, CA 94025


                                         KPCB VIII FOUNDERS FUND, L.P.,

                                         By: KPCB VIII Associates, L.P., its
                                             General Partner

                                         By:   /s/ Brook H. Byers
                                            -------------------------
                                            Name: Brook H. Byers
                                            a General Partner

                                            Address:
                                            2750 Sand Hill Road
                                            Menlo Park, CA 94025


                                        KPCB LIFE SCIENCES ZAIBATSU FUND II,
                                        L.P.

                                        By: KPCB VII Associates, L.P., its
                                            General Partner

                                         By:    /s/ Brook H. Byers
                                            -------------------------
                                            Name: Brook H. Byers
                                            a General Partner

                                            Address:
                                            2750 Sand Hill Road
                                            Menlo Park, CA 94025
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                                       5

                                         AMAZON.COM, INC.

                                         By: /s/ Russell Grandinetti
                                            -------------------------
                                            Name: Russell Grandinetti
                                            Title: Treasurer

                                            Address:
                                            1516 2nd Avenue
                                            Seattle, WA 98101


                                         PETER M. NEUPERT

                                             /s/ Peter M. Neupert
                                         ----------------------------
                                            Peter M. Neupert


                                            Address:
                                            13920 SE Eastgate Way, Suite 300
                                            Bellevue, WA 98005


                                         DRUGSTORE.COM FOUNDATION

                                         By:  /s/ Peter M. Neupert
                                            -------------------------
                                            Name: Peter M. Neupert
                                            Title: President

                                            Address:
                                            13920 SE Eastgate Way, Suite 300
                                            Bellevue, WA 98005


                                         MAVERON EQUITY PARTNERS, L.P.

                                         By: /s/ Dan Levitan
                                            -------------------------
                                            Name: Dan Levitan
                                            Title: Manager, MAVERON
                                            GENERAL PARTNER LLC

                                            Address:
                                            800 Fifth Ave., Suite 4100
                                            Seattle, WA 98104

                                         LIBERTY DS, INC.

                                         By:   /s/ Mark D. Rozells
                                            -------------------------
                                            Name: Mark D. Rozells
                                            Title: EVP: CFO

                                            Address:
                                            9197 South Peoria Street
                                            Englewood, CO  80112


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                                       7

                                   EXHIBIT A

                                   INVESTORS

Name and Address
----------------

Rite Aid Corporation
30 Hunter Lane
Camp Hill, PA 17011

General Nutrition Companies, Inc.
300 6th Avenue
Pittsburgh, PA 15222

Vulcan Ventures Incorporated
110th Avenue Northeast, Suite 550
Bellevue, WA  98004

Kleiner Perkins Caufield & Byers VIII
2750 Sand Hill Road
Menlo Park, CA 94025

KPCB VIII Founders Fund, L.P.
2750 Sand Hill Road
Menlo Park, CA 94025

KPCB Life Sciences Zaibatsu Fund II, L.P.
2750 Sand Hill Road
Menlo Park, CA 94025

Amazon.com, Inc.
1516 2nd Avenue
Seattle, WA 98101
Attn: General Counsel

Peter M. Neupert
13920 SE Eastgate Way, Suite 300
Bellevue, WA  98005

Maveron Equity Partners, L.P.
800 Fifth Avenue, Suite 4100
Seattle, WA  98104
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                                       8

Liberty DS, Inc.
9197 South Peoria Street
Englewood, CO  80112

drugstore.com Foundation
Attn:  Alesia L. Pinney
13920 SE Eastgate Way, Ste. 300
Bellevue, WA  98005